                                                                   EXHIBIT 10.12

                    FOUR MEDIA COMPANY ASIA PTE LTD      (1)


                                      AND


                   THE HONGKONG AND SHANGHAI             (2)
                   BANKING CORPORATION LIMITED



                   ---------------------------------

                         DEED OF DEBENTURE


                   ---------------------------------




                               LEE & LEE
                            5 SHENTON WAY
                               LEVEL 19
                             UIC BUILDING
                            SINGAPORE 0106

                                   CONTENTS

Clause     Heading                                      Page No.
------     -------                                      --------
 1.        Interpretation                                  1
 2.        Covenant to pay                                 3
 3.        Security                                        3
 4.        Representations and Warranties                  6
 5.        Covenants by the Borrower                       7
 6.        Further Assurance                              13
 7.        Powers of the Bank                             13
 8.        Appointment and Powers of Receiver             15
 9.        The Bank, Receivers and Purchasers             18
10.        Power of Attorney                              19
11.        Exclusion of the Borrower's Powers             20
           of Leasing, etc.
12.        Protections for The Bank and                   20
           Any Receiver
13.        Continuing Security                            21
14.        Currency Clauses                               21
15.        Set-Off                                        22
16.        Costs and Expenses                             22
17.        Miscellaneous                                  23
18.        Law                                            24

THIS DEED OF DEBENTURE is dated 22 February 1995 and made BETWEEN:

(1) FOUR MEDIA COMPANY ASIA PTE LTD a company incorporated in SINGAPORE and having its registered office at 9 Penang Road #13-21, Park Mall, Singapore 0923 (the "Borrower"); and

(2) THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED a company incorporated in Hong Kong and having a place of business at 40-A Orchard Road #01-00, MacDonald House, Singapore 0923 (the "Bank").

WHEREAS:

(A) The Bank has agreed to make available to the Borrower a term loan facility of up to S$16,950,000.00 on and subject to the terms and conditions of the Facility Agreement dated 22 February 1995.

(B) The Borrower has agreed to execute this Deed in favour of the Bank to secure (i) its obligations in respect of the Facilities and (ii) any other obligations which it may hereafter from time to time incur to the Bank on any other account whatsoever.

NOW THIS DEED WITNESSES as follows:


1.   INTERPRETATION
     --------------

1.01      In this Deed:

          "assets" means, in relation to the Borrower, all of its goodwill, undertaking, property, assets, rights and revenues whatsoever;

          "Bank" includes its successors and assigns;

          "Business Day" means a day (other than a Saturday or a Sunday) on which banks are open for business in Singapore;

          "Borrower" includes its successors;

          "Charged Assets" means the assets of the Borrower described in Clauses 3.01 and 3.02;

          "CLPA" means the Conveyancing and Law of Property Act (Cap 61);

          "Debts" means the assets of the Borrower described Fifthly in Clause 3.01;

          "Facilities" means the term loan facility of up to Singapore Dollars Sixteen Million and Nine Hundred and Fifty Thousand (S$16,950,000.00) granted by the

          Bank to the Borrower in the sole and absolute discretion of the Bank on the terms and conditions set out in the Facility Agreement dated 22 February 1995 (the "Facility Agreement") (as the same may be amended, modified, varied or supplemented from time to time) between the Bank and the Borrower;

          "Fixed Charge Assets" means the assets of the Borrower First, Secondly, Fourthly and Sixthly described in Clause 3.01;

          "Floating Charge Assets" means the assets of the Borrower Thirdly, Fifthly and Seventhly described in Clause 3.O1;

          "Indebtedness" means any obligation for the payment or repayment of money, whether present or future, actual or contingent;

          "Receiver" means any one or more receivers, receivers and managers and/or judicial managers appointed by the Bank in respect of the Borrower or over all or any of the Charged Assets;

          "Secured Obligations" means all moneys, obligations and liabilities described in Clause 2; and

          "Securities" means the assets of the Borrower described Secondly Thirdly and Fourthly in Clause 3.01 and in Clause 3.02.

1.02 Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Deed.

1.03      In this Deed unless the context otherwise requires:

          (a) references to Clauses are to be construed as references to clauses of this Deed;

          (b) references to (or to any specified provision of) this Deed or any other document shall be construed as references to this Deed, that provision or that document as in force for the time being and as amended in accordance with the terms thereof or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Deed or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Bank;

          (c) references to any statute, rule or regulation shall include such statute, rule or regulation as from time to time amended, repealed or replaced;

          (d) words importing the plural shall include the singular and vice versa; and

          (e) references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any State or any agency thereof.

2.        COVENANT TO PAY
          ---------------

2.01 The Borrower hereby covenants with the Bank that it will pay to the Bank when due (whether by demand, at maturity, by acceleration or otherwise howsoever) all moneys and discharge all obligations and liabilities whether actual or contingent now or hereafter due owing or incurred to the Bank by the Borrower in whatever currency denominated (whether alone or jointly, whether as principal or surety and whether under the terms of or in connection with the Facilities or any variation extension renewal or replacement of the terms thereof or on any other account whatsoever or otherwise howsoever) including all loans or advances from time to time made by the Bank to the Borrower thereunder or thereon together with interest to date of payment at the rates and upon such terms as may from time to time be agreed commission valuation and other fees and other charges (on a full and unqualified indemnity basis) and all legal and other costs charges and expenses incurred by the Bank in relation thereto.

2.02 The Borrower shall pay interest (as well after or during as before any demand or judgment or the liquidation or judicial management of the Borrower) at the rate of six per cent. (6%) per annum above the rate of interest from time to time publicly quoted by the Bank to be its prime rate for loans in Singapore Dollars ("the Default Rate") or at such other rate as the Bank may from time to time at its sole discretion determine on any sum due and owing under this Deed or hereby covenanted to be paid and secured hereby from the date on which such sum falls due and owing until the date of actual receipt of such sum (and all accrued interest) by the Bank and in the event of it not being paid such interest shall be compounded with monthly rests or such other periodic rests as the Bank may determine from time to time in accordance with the usual practice of the Bank.


3.        SECURITY
          --------

3.01 Subject as hereinafter provided the Borrower as beneficial owner hereby mortgages, charges and assigns to the Bank as a continuing security for the payment and discharge of the Secured Obligations:

          FIRST the immoveable property of the Borrower both present and future and all buildings and fixtures (including trade fixtures) from time to time on any such property all liens charges options agreements rights and interests over land both present and future and all plant machinery vehicles computers and office and other equipment of the Borrower both present and future and any substitution or replacement thereof and all the accessories and parts pertaining thereto and the full benefit of all warranties and maintenance contracts for any of the same (excluding stock in trade of the Borrower).

          SECONDLY each and every of those stocks shares bonds and securities of any kind whatsoever whether marketable or otherwise in any company or entity registered in the name of the Borrower or its nominee and all rights interests titles and benefits of the Borrower both present and future thereto and therein and incidental thereto the certificates or other documents of title for which are deposited with the Bank by the Borrower from time to time (but excluding any of the same pledged pursuant to Clause 3.02).

          THIRDLY each and every of those stocks shares bonds and securities of any kind whatsoever whether marketable or otherwise in any company or entity whether bearer or registered in the name of the Borrower or its nominee including without prejudice to the generality of the foregoing, any book-entry securities and all rights interests titles and benefits of the Borrower both present and future thereto and therein and incidental thereto (but excluding any of the same pledged pursuant to Clause 3.02 or mortgaged pursuant to Secondly above).

          FOURTHLY all the rights titles and benefits of the Borrower whatsoever, present or future under or arising out of any contract for the sale or purchase of any stocks shares bonds or securities of any kind whatsoever in any company or entity to which the Borrower may be a party (whether as principal or agent) whether now or at any time in the future (whether directly or through any agent or nominee) together with all the Borrower's rights and title and interest in and to any security for the performance of any such contract and all claims, remedies and revenues accruing to or received or derived by or available to the Borrower in respect of any such contracts or security (but excluding any book debts charged pursuant to the premises Fifthly described).

          FIFTHLY all book and other debts revenues and claims both present and future (including things in action which may give rise to a debt revenue or claim and the proceeds of such debts revenues and claims) due or owing or which may become due or owing to or purchased or otherwise acquired by the Borrower and the full benefit of all rights and remedies relating thereto including but not limited to any negotiable or non-negotiable instruments guarantees indemnities debentures legal and equitable charges and other security reservation or proprietary rights rights of tracing liens and all other rights and remedies of whatsoever nature in respect of the same Provided always that no property mortgaged charged pledged or assigned pursuant to Secondly, Thirdly or Fourthly above or Clause 3.02 shall be mortgaged charged pledged or assigned pursuant to this Clause Fifthly.

          SIXTHLY   the uncalled capital goodwill and all patent applications
                       trade marks trade names registered designs and copyrights and all licences and ancillary and connected rights relating to the intangible property both present and future of the Borrower.

          SEVENTHLY    the whole of the undertaking and all other property
                       assets and rights of the Borrower whatsoever and wheresoever both present and future including but not limited to the stock in trade of the Borrower wheresoever and the premises First, Secondly, Fourthly and Sixthly described (if and in so far as the charges thereon herein contained shall for any reason be ineffective as fixed charges) and all assets acquired after the date or dates upon which the floating security hereby created crystallises.

3.02 The Borrower hereby pledges and agrees to pledge to and in favour of the Bank as a continuing security for the payment of all moneys and the discharge of all obligations and liabilities hereby covenanted to be paid or otherwise hereby secured each and every of those instruments, bonds, certificates and other documents of any kind whatsoever whether marketable or otherwise now or at any time hereafter deposited by the Borrower with the Bank the title to and property in which are capable of passing by delivery.

3.03 The Borrower hereby declares that the security hereby created shall extend to and include all dividends and interest paid or payable on or in respect of any of the Securities after the date of this Deed and all stocks, shares, rights money or property accruing or offered by way of redemption, bonus, preference, option or otherwise to or in respect of the Securities and all allotments, accretions, offers, rights, benefits and advantages whatsoever accruing, offered or arising in respect of the same Provided that nothing in this Clause
          3.03 shall be construed as placing on the Bank any obligation or liability whatsoever in respect of any of the foregoing.

3.04      The charges created by this Deed shall rank:

          (a)  as regards the Fixed Charged Assets, as first fixed charges; and

          (b) as regards the Floating Charge Assets, as first floating charges (subject to Clause 3.05).

3.05 Save as permitted under this Deed, (i) if the Borrower mortgages, charges, pledges or assigns or otherwise encumbers (whether by way of fixed or floating security) any of the Floating Charge Assets or attempts so to do without the prior consent in writing of the Bank or
          (ii) if any person levies or attempts to levy any distress execution sequestration or other process against any of the Floating Charge Assets or (iii) if under any other security created by the Borrower with the consent of the Bank, any floating charge is converted to a fixed charge, or (iv) if the Bank gives notice to that effect to the Borrower, then (and in each such case) the charge hereby created over the assets the subject thereof shall automatically without notice operate as a fixed charge instantly such event occurs.

3.06 The Borrower hereby agrees that the Bank may at any time without notice after making demand on the Borrower for all or any sums hereby secured and notwithstanding any settlement of account or other matter whatsoever combine or consolidate all or any of the then existing accounts of the Borrower including accounts in the name of the Borrower jointly with others held by the Bank.


4.        REPRESENTATION AND WARRANTIES
          -----------------------------

4.01      The Borrower hereby represents and warrants to the Bank that:

          (a) the Borrower is validly existing under the laws of Singapore and the Borrower has power to execute, deliver and perform its obligations under this Deed; all necessary action has been taken to authorize the execution, delivery and performance of the same, and this Deed constitutes valid and legally binding obligations of the Borrower enforceable in accordance with its terms;

          (b) the execution, delivery and performance by the Borrower of this Deed will not result in any breach of or default under any agreement, licence, consent or other instrument to which the Borrower is a party or is subject or contravene any provision of the Borrower's Memorandum or Articles of Association;

          (c) with regard to any Charged Assets in existence at the date hereof, the Borrower is, and with regard to any Charged Assets coming into existence at any time hereafter, the Borrower will on the date on which such Charged Assets come into existence be the true and lawful owner thereof at law and in equity free from any encumbrance, other than the charge, assignment or pledge created or made hereunder;

          (d) the Borrower has or will have (as the case may be) good right and title to deposit, pledge, mortgage, charge, assign and/or transfer the said Charged Assets, subject to the interests of the Bank created hereunder;

          (e) all contracts and rights comprising the property described Fourthly and Fifthly in Clause 3.01 from time to time are and will be in full force and effect;

          (f) there are no proceedings involving a claim of a sum exceeding S$500,000 pending before any court or to the knowledge of the Borrower threatened against or affecting the Borrower and no proceedings are before any government agency or administrative body pending or to the knowledge of the Borrower threatened against it or any of its assets other than those which, in the opinion of the Bank, are of a frivolous or vexatious nature and to the best of the knowledge and belief of the Borrower, the Borrower has complied with all applicable statutes and regulations and with the requirements of all governmental authorities having jurisdiction over it;

          (g) the certified true copies of the Memorandum and Articles of Association and the Board Resolutions of the Borrower delivered to the Bank are true and accurate copies of the corporate records of the Borrower;

          (h) the Borrower is not in default in the payment or performance of any of its obligations for borrowed money;

          (i) there is no provision in any existing mortgage, trust deed, contract, licence, franchise, concession or agreement binding on the Borrower which is being contravened or breached by the execution of this Deed or by the Borrower's performance or observance of any of its obligations hereunder; and

          (j) no event or circumstance which constitutes or which will with the giving of notice or lapse of time or both would constitute an event described in Clause 7.01 has occurred and is continuing.

4.02 The representations and warranties in Clause 4.01 shall be deemed to be repeated by the Borrower on and as of each day of the currency of this Deed as if made with reference to the facts and circumstances existing at each such date.


5.        COVENANTS BY THE BORROWER
          -------------------------

5.01 The Borrower hereby covenants with the Bank that during the continuance of this security the Borrower will at all times:

          (a) conduct and carry on its business and affairs in a proper and efficient manner and in accordance with sound technical financial industrial and managerial standards and practices including the maintenance of adequate records with qualified personnel and in accordance with its Memorandum and Articles of Association and will not save with the prior written consent of the Bank make substantial alteration in the nature of or mode of conduct of that business and keep or cause to be kept proper books of account relating to such business;

          (b) observe and perform all covenants and stipulations from time to time affecting its immovable property or the mode of user or enjoyment of the same and not without the prior consent in writing of the Bank enter into any onerous or restrictive obligations affecting any such property or "develop" any such property within the meaning of Section 13 of the Planning Act (Chapter 232) as from time to time amended and any orders and regulations thereunder nor do or suffer or omit to be done any act matter or thing whereby any provision of any Act of Parliament order or regulation from time to time in force affecting any such property is infringed;

          (c) observe and perform all covenants and stipulations from time to time affecting its patents patent applications trade marks and trade names registered designs and copyrights and all other industrial or intangible property or any licence or ancillary or connected rights from time to time relating to industrial or intangible property and preserve maintain and renew when necessary or desirable all such licences and rights;

          (d) keep all its buildings and erections and all plant machinery fixtures fittings vehicles computers and office and other equipment and effects and every part thereof in good and substantial repair and in good working order and not pull down or remove or sell or otherwise dispose of any of the same without the prior consent in writing of the Bank except in cases where such dismantling pulling down or removal shall in the opinion of the Borrower be rendered necessary by reason of the same being worn out or damaged or advisable, in which case the Borrower shall replace such fixtures and fittings with property of similar nature and value. If the Borrower is at any time in default in complying with this covenant the Bank shall be entitled but not bound to repair and maintain the same with power for the Bank its agent and their respective employees upon giving reasonable notice thereof to the Borrower to enter any of the Borrower's property during normal business hours at times convenient to the Borrower acting in a reasonable manner for that purpose or to inspect the same and any sum expended by the Bank shall be repayable by the Borrower to the Bank on demand together with interest at the Default Rate;

          (e) at its own expense insure and keep insured all its property and effects whatsoever of an insurable nature with insurers previously approved by the Bank in writing against loss or damage by fire civil commotion explosion earthquake subsidence landslip heave aircraft and articles dropped therefrom flood storm lightning burst pipes theft malicious damage impact and such other risks and contingencies as the Bank shall from time to time request to the full insurable value thereof from time to time including architects, surveyors, engineers and all other professional fees and demolition charges together with consequential loss for three years in the joint names of the Borrower and the Bank and with the policy containing such provisions concerning and protecting the interests of the Bank as the Bank may require (including without limitation, provisions showing the Bank's interests as Mortgagee and prohibiting the cancellation of the policy or policies without the insurers having given not less than fourteen (14) days' prior written notice to the Bank) and maintain such other insurance policies (in the joint names of the Borrower and the Bank) containing like provisions concerning and protecting the interests of the Bank (including without limitation, a provision showing the Bank's interests as Mortgagee) as are normally maintained by prudent companies carrying on similar businesses and duly pay within one week of the same becoming due all premiums and other moneys necessary for effecting and keeping up such insurances and on demand produce to the Bank the policies of such insurance and proof of such payments failing which the Bank may but shall not be bound to take out or renew such insurances in any sum which the Bank may think expedient and all moneys expended by the Bank under this provision shall be reimbursed by the Borrower on demand and shall until repayment be added to the principal moneys hereby secured and bear interest at the Default Rate from the date of payment by the Bank. All moneys to be received by virtue of any insurance maintained or effected by the Borrower (whether or not in pursuance of the obligations hereunder) are to be payable to the Bank (and the Borrower hereby charges all its rights and interest in and to all such monies to the Bank and agrees that any such monies not paid by the insurers directly to the Bank shall be held on trust for the Bank) and shall at the option of the Bank be applied in replacing restoring or reinstating the property or assets destroyed damaged or lost (any deficiency being made good by the Borrower) or (save in the case of leasehold premises) in reduction of the moneys obligations and liabilities hereby secured or applied in such manner as the Bank shall require;

          (f) punctually pay and indemnify the Bank and any Receiver appointed by the Bank against all existing and future rent rates taxes duties charges assessments impositions and outgoings whatsoever (whether imposed by agreement statute or otherwise and whether in the nature of capital or revenue and even if wholly novel) now or at any time during the continuance of this security payable in respect of the Charged Assets or any part thereof or by the owner or occupier thereof and comply with all laws regulations rules and orders relating to the carrying on of its business on the land and/or premises constituting the Charged Assets. If any such sums shall be paid by the Bank or by any such Receiver the same shall be repaid by the Borrower on demand with interest at the Default Rate;

          (g) take out and maintain a policy of insurance in respect of the Borrower's liability or potential liability to its employees under the common law or the Workmen's Compensation Act (Cap. 354) or any statutory modification thereof for the time being in force;

          (h) furnish and provide the Bank with and permit the Bank to obtain all such statements information explanation and data as the Bank may reasonably require regarding the affairs operations administration financial or other whatsoever state or condition of the Borrower or any of the matters in this Clause mentioned;

          (i) forthwith notify the Bank in writing of the occurrence if any of the events mentioned in Clause 7.01;

          (j) insofar as may be necessary amend its Memorandum and Articles of Association so as to enable it to observe and perform all the covenants undertakings terms stipulations conditions and other provisions of this Deed;

          (k) get in and realise all Debts in the ordinary course of its business and not (without the prior consent in writing of the Bank) charge or otherwise dispose of nor save in the ordinary course of business and on normal commercial terms release exchange compound set off or grant time or indulgence or otherwise deal (or purport so to do) with all or any of the same;

          (l) observe and perform all its covenants and obligations under and in respect of the Facilities;

          (m)  at all times permit the Bank to hold and retain the following:

               (i) all deeds and documents of title relating to all immovable and movable property hereby charged from time to time belonging to the Borrower (and the insurance policies relating thereto);

               (ii) without prejudice to the generality of the foregoing, all stocks and share certificates and documents of title relating to the Securities and such deeds of transfer in blank and other documents as the Bank may from time to time require for perfecting its title to the Securities (duly executed by or signed on behalf of the registered holder) or for vesting or enabling the Bank to vest the same in itself or its nominees or in any purchaser; and

               (iii) all assurance policies from time to time effected by the Borrower on the lives of key employees;

          (n) hold any document referred to in Clause 5.01(m) other than documents relating to the property Thirdly charged in Clause 3.01 which may not be deposited with the Bank at any time in trust for the Bank and will keep the same safe and undefaced;

          (o) forthwith and from time to time whenever so required by the Bank give written notice of this Deed and the assignments herein contained to any party to whom the Bank may require such notice to be given in such form as the Bank may require (inter alia) giving authority (irrevocable without the consent in writing of the Bank) for such party to pay all moneys from time to time payable by such party to the Bank under or by virtue of any obligation due to the Borrower the benefit of which is hereby charged or assigned to the Bank, and to issue and deliver all certificates and other documents in respect of such obligation direct to the Bank or to its order;

          (p) do all things which may be necessary to cause all moneys agreed to be paid to the Borrower to become payable;

          (q) during the continuance of this security duly observe and perform all covenants and stipulations by which it is bound affecting the Securities and will duly and punctually pay all calls instalments and other payments that may be made or become due in respect of any part of the Securities. If any conditional or preferential or other right to subscribe for shares or securities in or any other option shall be offered with respect to any part of the Securities the Borrower shall with the Bank's consent pay to the Bank any necessary moneys required for the subscription or the exercise of any such right or option. In default of the Borrower so doing the Bank may make such payments and all sums paid by the Bank for that purpose with interest thereon at the Default Rate shall be repaid by the Borrower on demand and until paid in full shall be secured by the Charged Assets;

          (r) permit any officer of the Bank or other agents authorized by the Bank upon its or their giving reasonable prior notice thereof access to and the right of inspection during normal business hours at times convenient to the Borrower acting in a reasonable manner of all the premises, equipment, books, accounting and other records of the Borrower for the time being subject to the charges hereby created or any of them (and if the Bank reasonably thinks fit) to have the same valued once a year at the expense of the Borrower by a valuer appointed by the Bank;

          (s) deliver to the Bank copies of the Borrower's monthly unaudited financial statements not later than 30 days after the end of the quarter to which they relate; and

          (t) deliver to the Bank not later than 180 days after the close of the financial year to which it relates:-

               (i) the balance sheet and profit and loss account showing the true position of the Borrower's affairs as at the close of its financial year duly audited and certified by the auditors for the time being of the Borrower which said auditors shall have been approved by the Bank;

               (ii) the Auditors' and Directors' Reports accompanying the said balance sheet and profit and loss account; and

               (iii) a copy of the Annual Return which the Borrower is required by law to file with the Registrar of Companies.

               The Borrower shall also from time to time give such other information explanation and materials about the assets, liabilities and affairs of the Borrower as the Bank may reasonably require.

5.02 The Borrower hereby further covenants with the Bank that during the continuance of this security the Borrower will not:

          (a) save in the ordinary course of its business as now conducted by it and on normal arms' length terms (without the prior consent in writing of the Bank) lease rent let sublet hire out or part with possession or custody of any of the property or assets comprised in this security or grant any licence or permission to any person to occupy use or operate the same;

          (b) (without the prior consent in writing of the Bank) form or acquire any subsidiary or transfer lease or dispose of any Charged Assets to any subsidiary save on terms previously approved in writing by the Bank;

          (c) do or cause or permit to be done anything which may in any way depreciate jeopardise or otherwise prejudice the value to the Bank of the security hereby charged;

          (d) effect any form of reconstruction whatsoever including (without prejudice to the generality thereof) amalgamation with any other company, material change of shareholders or other schemes of compromise or arrangement affecting its present condition except with the prior written consent of the Bank;

          (e) (without the prior consent in writing of the Bank) permit any person:

               (i) to be registered as proprietor under the Land Titles Act (Chapter 157) or the Registration of Deeds Act (Chapter 269) of any immovable property present or future and from time to time hereby charged nor create or permit to arise any overriding interest affecting such property; or

               (ii) to become entitled to any proprietary right or interest which might affect the value of any land fixtures or fixed plant and machinery hereby charged;

          (f) sell assign (by way of security or otherwise) discount factor pledge charge or otherwise dispose of the Floating Charge Assets or any part thereof or deal with the same otherwise than in accordance with Clause 5.01(k);

          (g) create or attempt to create or permit to subsist any mortgage debenture charge or pledge upon or permit any lien or other encumbrance (save a lien arising by operation of law in the ordinary course of trading) to arise on or affect the Charged Assets or any part thereof;

          (h) part with possession transfer sell lease or otherwise dispose of the Charged Assets or any part thereof or attempt or agree so to do except (i) in the case of assets charged by way of floating charge only which may be transferred, sold, leased or otherwise disposed of at market value in the usual course of business as now conducted and for the sole purpose of carrying on the
                                         ----
               Borrower's business and (ii) in such manner as may be permitted under Clause 5.01(k); and

          (i) grant, issue or extend any guarantee or indemnity or enter into any other form of contractual undertaking or arrangement of similar effect in respect of any indebtedness or obligations, actual or contingent, of any other person whatsoever except in the usual and ordinary course of trading as now conducted by it and its subsidiaries and for the purpose of the carrying on by it, or the relevant subsidiary, of its business.

5.03 If the Bank receives notice of any subsequent mortgage charge assignment or other disposition affecting the Charged Assets or any part thereof or interest therein the Bank may open a new account for the Borrower; if the Bank does not open a new account then unless the Bank gives express written notice to the contrary to the Borrower the Bank shall nevertheless be treated as if it had done so at the time when it received such notice and as from that time all payments made by or on behalf of the Borrower to the Bank shall be credited or be treated as having been credited to a new account and shall not operate to reduce the amount due from the Borrower to the Bank at the time when the Bank received notice.


6.        FURTHER ASSURANCE
          -----------------

6.01 The Borrower shall at any time if and when reasonably required by the Bank execute such further legal or other mortgage fixed or floating charges or assignments in favour of the Bank as the Bank shall from time to time require over all or any of the Charged Assets both present and future including but not limited to all the immoveable properties the Securities and the book and other debts revenues and claims of the Borrower and all rights and remedies relating thereto both present and future (including any vendor's lien) by way of security for the payment and discharge of the Secured Obligations such further mortgages charges or assignments to be prepared by or on behalf of the Bank at the cost of the Borrower and to contain an immediate power of sale without notice a clause excluding Section 21 and the restrictions contained in Section 25 of the CLPA and such other provisions for the benefit of the Bank as the Bank may require.


7.        POWERS OF THE BANK
          ------------------

7.01 The principal moneys hereby secured or any part thereof for the time being outstanding and all other moneys hereby secured and all unpaid interest which has accrued hereunder shall become immediately payable and the security enforceable:-

          (a) if the Borrower fails to pay any sum owing to the Bank within three Business Days of the due date thereof or if payable on demand within five Business Days of such demand being made by the Bank;

          (b) if the Borrower shall fail to perform or observe any of its obligations hereunder and in any case (except where the Bank considers that such failure is not capable of remedy) such failure shall continue for a period of 14 days next following the date of the service by the Bank on the Borrower of notice requiring the same to be remedied; or

          (c) if any representation or warranty made or deemed to be made by the Borrower in or pursuant to this Deed or in any notice, certificate, instrument, document or statement contemplated hereby or thereby or made or delivered pursuant hereto or thereto is or proves to have been untrue or inaccurate in any respect considered by the Bank to be material; or

          (d) if the Charged Assets or any part thereof are seized or expropriated or are subject to compulsory purchase or acquisition whether subject to compensation or not or is wholly or substantially destroyed; or

          (e)  if in respect of the Borrower:-

               (i) any Indebtedness shall become capable of being declared due prematurely by reason of default in its obligations in respect of the same or it shall fail to make any payment in respect thereof on the due date for such payment, or the security for any such Indebtedness shall become enforceable and on account thereof the Bank is of the opinion that the Borrower may be unable to meet its obligations hereunder;

               (ii) any application or petition shall be presented or any order shall be made by a competent court or other appropriate authority or any resolution shall be passed for its liquidation, winding up or dissolution (as the case may be) or any application or petition shall be presented or order shall be made by a competent court or other appropriate authority or any resolution passed for the appointment of a liquidator, judicial manager, trustee or similar official of it or of all or a substantial part of its assets;

               (iii) an encumbrancer takes possession of or a receiver is appointed over its undertaking or the whole or any part of its chattels, properties, assets, rights or revenues or distress or execution or other similar process shall be levied or enforced upon or sued out against a material part of its properties or assets;

               (iv) it shall stop payment to creditors generally or shall be unable to pay its debts within the meaning of any applicable legislation relating to insolvency, liquidation or winding up, or enter into any composition or other arrangement for the benefit of its creditors generally or it shall cease substantially to carry on business;

          (f) it in the opinion of the Bank, it shall become impossible or unlawful for the Borrower to fulfil its undertakings or obligations contained herein or for the Bank to exercise the rights or any of them vested in it hereunder; or

          (g) if anything shall be done or suffered or omitted to be done by the Borrower which, in the reasonable opinion of the Bank, imperils or may imperil the performance of the obligations or the security created by this Deed; or

          (h) if any legal proceedings suits or actions of any kind whatsoever whether criminal or civil shall be instituted against the Borrower which, in the opinion of the Bank, will materially and adversely affect the Borrower's ability to perform its obligations under this Deed, such opinion so formed being binding and conclusive on the Borrower; or

          (i) if the Borrower shall transfer or otherwise dispose of all or substantially all of its assets to any person, firm or corporation;

          (j) if the Borrower is declared by the Minister to be a declared company under the provisions of Part IX of the Companies Act (Cap
               50); or

          (k) if there shall occur a material adverse change in the business, assets, or general condition of the Borrower or any change in the shareholding of the Borrower; or

          (l) if, in the opinion of the Bank, the security hereunder or the business of the Borrower is in jeopardy; or

          (m) if any event occurs which gives the Bank reasonable grounds for believing that the Borrower may fail or be unable to perform or comply with its obligations under this Deed.

7.02 Upon the occurrence of any of the above events, the Bank may exercise without further notice and without any statutory restriction (in particular the restrictions in Section 25 of the CLPA) and whether or not a Receiver shall have been appointed all the powers conferred on mortgages by the CLPA as hereby varied or extended and all the powers and discretions hereby conferred either expressly or by reference on the Bank or any Receiver without being liable as mortgagee in possession unless the Bank and/or the Receiver shall have acted in wilful default or fraudulently.

7.03 Section 21 of the CLPA shall not apply to this security or to any security given to the Bank pursuant hereto.

7.04 The statutory powers of leasing conferred on the Bank shall be extended so as to authorize the Bank to lease and make agreements for leases at a premium or otherwise and to accept surrenders of leases and grant options as the Bank shall consider expedient and without the need to observe any of the provisions of Section 23 of the CLPA.


8.        APPOINTMENT AND POWERS OF RECEIVER
          ----------------------------------

8.01 At any time after the principal moneys interests and other moneys hereby secured shall have become payable pursuant to Clause 7, the Bank may in writing under its Common Seal or by its Attorney or under the hand of any authorized officer for the time being of the Bank appoint any person to be a Receiver of the Charged

          Assets or any part thereof (with power to authorize any joint Receiver to exercise any power independently of any other joint Receiver) and may from time to time fix his or their remuneration and may remove any Receiver so appointed and appoint another in his place. If any part of the Charged Assets is excluded from the Receiver's appointment, such exclusion shall not prevent the Bank from subsequently appointing the Receiver (or his substitute) to that part. A Receiver so appointed shall be the agent of the Borrower and the Borrower shall be solely responsible for his acts or defaults (other than acts of fraud or wilful default) and for his remuneration and such Receiver so appointed shall have all the powers conferred from time to time on receivers by statute and in the case of the powers conferred by the CLPA without the restrictions contained in Section 25 of the CLPA and in addition power on behalf and at the cost of the Borrower (notwithstanding liquidation of the Borrower) to do or omit to do anything which the Borrower could do or omit to do in relation to the Charged Assets or any part thereof and in particular (but without limitation) any such Receiver may:

          (a) enter into, take possession of collect and get in all or any of the Charged Assets, exercise in respect of the Securities all voting or other powers or rights available to the Borrower or to the owner or a holder thereof generally in such manner as he may think fit and give and receive such notices and bring defend or discontinue any proceedings or submit to arbitration in the name of the Borrower or otherwise as may seem expedient to him;

          (b) carry on manage develop reconstruct amalgamate or diversify the business of the Borrower or any part thereof or to enter into arrangement with respect to the business of the Borrower or any part thereof with any person or concur in so doing and for the purpose of the said business to employ such agent managers accountants servants and workmen upon such terms as to remuneration or otherwise as the Receiver shall think proper; perform vary or cancel obligations of the Borrower under any contract on such terms as he may think fit; lease or otherwise acquire and develop or improve properties or other assets without being responsible for loss or damage unless such loss or damage is occasioned by his own fraud or wilful default and raise or borrow any money from or incur any other liability to the Bank or others on such terms with or without security as he may think fit and so that any such security may be or include a charge on the whole or any part of the Charged Assets ranking in priority to this security or otherwise;

          (c) without the restrictions imposed by Section 25 of the CLPA or the need to observe any of the provisions of Section 23 of the CLPA sell by public auction or private contract let surrender or accept surrenders grant licences or rescind or repudiate or accept repudiation of or otherwise dispose of or deal with all or any of the Charged Assets or concur in so doing in such manner for such consideration and generally on such terms and conditions as he may think fit with full power to convey let surrender accept surrenders of or otherwise transfer or deal with such Charged Assets in the name and on behalf of the Borrower or otherwise and so that covenants and contractual obligations may be granted and assumed in the name of and so as to bind the Borrower (or other the estate owner) if he shall consider it necessary or expedient so to do and to vary any contract for sale and resell without being answerable for any loss occasioned thereby unless such loss is occasioned by his own fraud or wilful default. Any such sale lease or disposition may be for cash debenture or other obligations shares stock securities or other valuable consideration and be payable immediately or by instalments spread over such period as he shall think fit and so that any consideration received or receivable shall ipso facto forthwith be and become charged with the payment of all moneys obligations and liabilities hereby secured. Plant machinery and other fixtures fittings and equipment may be severed and sold separately from the premises containing them and the Receiver may apportion any rent and the performance of any obligations affecting the premises sold without the consent of the Borrower;

          (d) promote the formation of companies with a view to the same purchasing leasing licensing or otherwise acquiring interests in all or any of the Charged Assets or otherwise, arrange for such companies to trade or cease to trade and to purchase lease licence or otherwise acquire all or any of the Charged Assets on such terms and conditions whether or not including payment by instalments secured or unsecured as he may think fit;

          (e) make any arrangement or compromise or enter into or cancel any contracts which he shall think expedient and to do any other act or thing which a receiver appointed under the CLPA would have power to do;

          (f) make and effect such repairs renewals and improvements to the Charged Assets or any part thereof as he may think fit and maintain renew take out or increase all insurances;

          (g) appoint managers agents officers and employees for any such purposes or to guard or protect the Charged Assets at such salaries and commissions and for such periods and on such terms as he may determine and dismiss the same;

          (h) make calls conditionally or unconditionally on the members of the Borrower in respect of uncalled capital as he may think fit;

          (i) sign any document execute any deed and do all such other acts and things as may be considered by him to be incidental or conducive to any of the matters or powers aforesaid or to the realisation of the Bank's security constituted by this Deed and which he lawfully may or can do as agent of the Borrower and use the name of the Borrower for all the above purposes;

          (j) have access to and make use of the premises plant equipment and accounting and other records of the Borrower and the services of its staff for all or any of the above purposes;

          (k) generally to do or cause to be done such acts or things which the Borrower may have done in the ordinary conduct of its business as well for the protection as for the improvement of the property and assets comprised in this security.

8.02 The powers of appointment of a receiver hereunder shall be in addition and without prejudice to any statutory or other powers of the Bank hereunder or otherwise and so that such powers shall be and remain exercisable by the Bank notwithstanding that an appointment under the provisions hereof shall be subsisting or has been withdrawn.


9.        THE BANK, RECEIVERS AND PURCHASERS
          ----------------------------------

9.01 All money received by the Bank or by any Receiver appointed by the Bank in the exercise of any powers conferred by this Deed shall be applied by the Receiver subject to the claims of all secured or unsecured creditors (if any) ranking in priority to this Deed: -

          FIRST, in payment of all costs charges and expenses of and incidental
          -----
          to the appointment of the Receiver and the exercise by him of all or any of the powers aforesaid including the reasonable remuneration of the Receiver and all outgoings properly paid by him.

          SECONDLY, in or towards payment to the Bank of all interest accrued
          --------
          hereunder and remaining unpaid.

          THIRDLY, in or towards payment to the Bank of all principal and other
          -------
          moneys due.

          FOURTHLY, any surplus shall be paid to the Borrower.
          --------

          The Borrower agrees that the Bank may and the Bank is hereby authorized to, apply all or any of the money received by the Bank or by any Receiver appointed by the Bank in exercise of any powers conferred by this Deed in or towards the provision of cash collateral for the contingent obligations and liabilities of the Borrower to the Bank hereby secured, which cash collateral may be held on such account at such bank as the Bank may decide in its discretion and shall itself be an asset of the Borrower charged pursuant to this Deed.

9.02 No purchaser or other person shall be bound or concerned to see or enquire whether the right of the Bank or any Receiver to exercise any of the powers hereby conferred has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of such powers.

9.03 The Borrower hereby covenants with the Bank on demand to pay all costs charges and expenses incurred by the Bank or by any such Receiver or which it or he shall properly incur in or about the enforcement preservation or attempted preservation of this security or of the Charged Assets or any of them on a full indemnity basis with interest at the Default Rate from the date of payment by the Bank or such Receiver save such costs, charges and expenses resulting from the Bank's or such Receiver's fraud negligence or wilful default. Any such Receiver shall be entitled to remuneration appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted by the Receiver in accordance with the current practice of his firm without the restrictions imposed by Section 29(6) of the CLPA.

9.04 Neither the Bank nor any such Receiver shall be liable to account as mortgagee in possession in respect of all or any of the Charged Assets nor be liable for any loss upon realisation in connection therewith for which a mortgagee in possession may be liable as such unless such loss is occasioned by the Bank's and/or the Receiver's own fraud or wilful default.

9.05 The Borrower hereby agrees to indemnify the Bank and any such Receiver against all losses actions claims expenses demands or liabilities whether in contract or otherwise now or hereafter incurred by it or him or by any manager agent officer or employee for whose liability act or omission the Bank or any such Receiver may be answerable (i) for anything done or omitted in the exercise or purported exercise of the powers herein contained unless the same is occasioned by the Bank's and/or the Receiver's own fraud wilful default or negligence or
          (ii) occasioned by any breach by the Borrower of any of its covenants or other obligations to the Bank. The Borrower shall so indemnify the Bank and any such Receiver on demand and shall pay interest on the sums demanded at the Default Rate.

9.06 Any sale or other disposition by the Bank or by any of its nominees or by a Receiver may be made upon such terms as the Bank or Receiver may think fit.

9.07 The Borrower undertakes to give the Bank and the Receiver all facilities necessary or expedient in the opinion of the Bank or the Receiver for enforcing the security hereby created including such possession or information as may be required for that purpose and the Borrower shall do such acts and things and shall execute all such assurances and instruments as the Receiver in the exercise of any of the powers hereby conferred upon him shall reasonably require.

10.       POWER OF ATTORNEY
          -----------------

10.01 The Borrower by way of security hereby irrevocably appoints the Bank and the persons deriving title under it and separately any Receiver appointed hereunder severally to be its Attorney in its name and on its behalf and as its act and deed or otherwise to execute and complete in favour of the Bank or the Bank's nominees or of any purchaser any documents which the Bank may require for perfecting its title to or for vesting the Charged Assets both present and future in the Bank or its nominees or in any purchaser, and otherwise generally to sign seal deliver and otherwise perfect any such legal or other mortgage or assignment referred to in Clause 6 and at any time after the principal moneys interests and other moneys hereby secured shall have become payable pursuant to Clause 7 to receive all moneys hereby charged or assigned to the Bank and to give an effectual discharge for such moneys and to take proceedings and other steps for the recovery of all such moneys or any part thereof) in the name of the Borrower or for the Bank and to make allowances, agree accounts and give time or other indulgence to any surety or other person liable and otherwise generally to sign seal and deliver all such deeds assurances agreements and documents and to do all such acts and things as may be required for the full exercise of all or any of the powers hereby conferred or which may be deemed expedient by the Bank or the Receiver on or in connection with any sale lease disposition realisation or getting in by the Bank or any such Receiver of the Charged Assets or any part thereof or in connection with any other exercise of any power hereunder. The Borrower hereby covenants with the Bank and any such Receiver that on request the Borrower will ratify and confirm all deeds assurances agreements documents acts and things and all transactions entered into by the Bank or such Receiver or by the Borrower at the instance of the Bank or such Receiver in the exercise or purported exercise of its or his powers and the Borrower irrevocably acknowledges and agrees that such power of attorney is inter alia given to secure the performance of the obligations owed to the Bank and any such Receiver by the Borrower.


11.       EXCLUSION OF THE BORROWER'S POWERS OF LEASING ETC.
          -------------------------------------------------

11.01 During the continuance of this security the statutory and any other powers of leasing (including, without limitation those set out in section 23(1) of the CLPA) letting entering into agreements for leases or lettings and accepting or agreeing to accept surrenders of leases or tenancies shall not in relation to the Charged Assets or any part thereof be exercisable by the Borrower nor shall the Borrower part with possession of the same or any part thereof nor confer any licence right or interest to occupy nor grant any licence or permission to assign underlet or part with possession of the same or any part thereof nor agree suffer or permit any variation or addition to the terms of any lease tenancy or licence other than in the ordinary course of its business as now conducted by it and on normal arms' length terms without in every such case obtaining the prior written consent of the Bank.


12.       PROTECTIONS FOR THE BANK AND ANY RECEIVER
          -----------------------------------------

12.01 The Bank and any Receiver appointed by the Bank are hereby authorized to compromise or settle any dispute arising out of or in connection with the Charged Assets on such terms as the Bank or any such Receiver may in its absolute discretion from time to time decide to do and the Borrower shall keep the Bank and any such Receiver fully and effectually indemnified from and against all actions losses claims proceedings costs demands and liabilities whether in contract tort or otherwise which may be suffered or incurred by the Bank or such Receiver under or by virtue of the Charged Assets or any such compromise or settlement in respect thereof (i) for anything done or omitted in the exercise or purported exercise of the powers herein contained unless the same shall be occasioned by the Bank's and/or the Receiver's own fraud, wilful default or negligence or (ii) occasioned by the breach by the Borrower of any of its covenants or other obligations to the Bank.

12.02 Neither the Bank nor any Receiver shall be under any duty to make any enquiry as to the nature or sufficiency of any payment received by it (but immediately upon receipt of any payment shall notify the Borrower of the amount received and relevant details of the obligations in respect of which such payment was made) or to make any claim or take any other action or do any deed act or thing for the purpose of collecting moneys or enforcing any rights against any of the Charged Assets nor shall they be under any liability to the Borrower for any loss or damage occasioned by the exercise of the powers conferred by this Deed or by any omission so to do unless the same shall be occasioned by the Bank's and/or the Receiver's own fraud or wilful default.


13.       CONTINUING SECURITY
          -------------------

13.01 This security shall be a continuing security notwithstanding any settlement of account or other matters whatsoever and is in addition to and shall not merge with or otherwise prejudice or affect any contractual or other right or remedy or any guarantee lien pledge bill mortgage or other security (whether created by the deposit of documents or otherwise) now or hereafter held by or available to the Bank and shall not be in any way prejudiced or affected thereby or by the invalidity thereof or by the Bank now or hereafter dealing with exchanging releasing varying or abstaining from perfecting or enforcing any of the same or any rights which it may now or hereafter have or giving time for payment or indulgence or compounding with any other person liable.

13.02 Any settlement or discharge between the Bank and the Borrower shall be conditional upon no security or payment to the Bank by the Borrower or any other person being avoided or set aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or liquidation for the time being in force and the Bank shall be entitled to recover from the Borrower the value which the Bank has placed upon such security or the amount of any such payment as if such settlement or discharge had not occurred.


14.  CURRENCY CLAUSES
     ----------------

14.01 All moneys received or held by the Bank or by a Receiver under this Deed may from time to time be converted into such other currency as the Bank considers necessary or desirable to cover the obligations and liabilities actual or contingent of the Borrower in that other currency at the then prevailing spot rate of exchange for purchasing that other currency with the existing currency of the Bank (as conclusively determined by the Bank). For the purposes of this Deed, any amounts actually owing by the Borrower to the Bank in a foreign currency shall be converted into Singapore Dollars in accordance with the foregoing provisions of this Clause 14.01 on the date on which any floating charge is converted into a fixed charge pursuant to Clause 3.06.

14.02 If and to the extent that the Borrower fails to pay on demand any amount hereby secured due on demand the Bank may in its absolute discretion without notice to the Borrower purchase at any time thereafter so much of any other currency as the Bank considers necessary or desirable to cover the obligations and liabilities of the Borrower hereby secured in such currency at the then prevailing spot rate of exchange for purchasing that other currency with the existing currency of the Bank in Singapore (as conclusively determined by the Bank) and the Borrower hereby agrees to indemnify the Bank against the full cost (including all costs charges and expenses) incurred by the Bank for such purchase.

14.03 No payment to the Bank (whether under any judgment or court order or otherwise) shall discharge the obligation or liability actual or contingent of the Borrower in respect of which it was made unless and until the Bank shall have received payment in full in the currency in which such obligations or liability was incurred and to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability actual or contingent expressed in that currency the Bank shall have a further separate cause of action against the Borrower and shall be entitled to enforce the charges hereby created and the assignment hereby effected to recover the amount of the shortfall.


15.       SET-OFF
          -------

          The Borrower authorizes the Bank to apply (without prior notice) any credit balance (whether or not then due) to which it is at any time beneficially entitled on any account (whether or not expressed in the same currency as the banking facilities or expressed in gold, silver or other precious metal or otherwise) or debit such account at any office or branch of the Bank (whether in Singapore or elsewhere) in or towards satisfaction of any moneys owing to the Bank actual or contingent provided that such debiting shall not constitute or be deemed to be a payment of such sums of money due or owing (except to the extent of any amount in credit in such account) or a waiver of any event of default hereunder. For that purpose, the Bank is authorized to use all or any part of any such credit balance to buy such other currencies as may be necessary to effect such application. The Bank shall not be obliged to exercise any of its rights under this Clause, which shall be without prejudice and in addition to any right of set-of, combination of accounts, lien or other right to which it is at any time otherwise entitled (whether by operation of law, contract or otherwise).


16.       COSTS AND EXPENSES
          ------------------

16.01 The Borrower shall pay to the Bank on demand all expenses (including legal fees on a solicitor and client basis, printing and out-of-pocket expenses) incurred by the Bank: (a) in connection with the negotiation, preparation, execution and, registration of this Deed and of any amendment or extension of or the granting of any consent or waiver under this Deed and (b) in connection with, the enforcement of, or preservation of any rights under this Deed or otherwise in respect of the moneys secured by this Deed together with interest at the Default Rate from the date on which such expenses were incurred to the date of payment (as well after as before judgment) and all goods and services, value added and other similar taxes payable on all such expenses.

16.02 The Borrower shall pay all stamp, documentary, registration or other like duties (including any duties payable by the Bank) imposed on or in connection with this Deed or the Charged Assets or any instrument effecting or relating to the transfer or assignment of the Charged Assets and all goods and services, value added and other similar taxes payable on all such expenses and shall indemnify the Bank against any liability arising by reason of any delay or omission by the Borrower to pay such duties.


17.       MISCELLANEOUS
          -------------

17.01 No failure or delay by the Bank in exercising any right or remedy shall operate as a waiver thereof nor shall any single or any partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy.

17.02 Nothing in this Deed shall (i) affect or prejudice any right of set-off to which the Bank may be entitled as against the Borrower or (ii) oblige the Bank to share with any other bank the proceeds of the exercise of any such right of set-off.

17.03 Each of the provisions of this Deed are severable and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable the validity legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

17.04 Any notice or demand for payment by the Bank hereunder shall without prejudice to any other effective mode of making the same be deemed to have been properly served on the Borrower if served on any one of the Directors or on the Secretary of the Borrower or delivered or sent by letter post or facsimile transmission to the Borrower at 30 Choon Guan Street, Singapore 0207 or at such other address in Singapore as may be notified to the Bank for such purpose. Any such notice or demand sent by letter post shall be deemed to have been served on the addressee when delivered personally or three days after it has been put in to the post notwithstanding that it be undelivered or returned undelivered and in proving such service it shall be sufficient to prove that the notice or demand was properly addressed and posted. Any notice or demand sent by telex or facsimile transmission on a Business Day (being a day in Singapore other than a Saturday, Sunday or public holiday) shall be deemed to have been served at the time of despatch and, in the case of a telex, with confirmed answerback of the addressee appearing at the beginning and end of the communication. Any such notice or demand or any certificate as to the amount at any time secured hereby shall be conclusive and binding upon the Borrower if signed by a Vice President or other duly authorized officer of the Bank to which the sum demanded shall be due.

17.05 Any appointment or removal of a Receiver under Clause 8 and any consents hereunder may be made or given by writing signed or sealed by any successors or assigns of the Bank and the Borrower hereby irrevocably appoints each of the same to be its Attorney in the terms and for the purposes set out in Clause 10.

17.06 Any change in the constitution of the Bank or its absorption into or amalgamation with any other person or the acquisition of all or part of its undertaking by any other person shall not in any way prejudice or affect its rights hereunder.

17.07 The Borrower may not assign its rights or obligations hereunder. The Bank may assign all or any part of its rights or benefits and/or transfer all or part of its obligations under this Deed to any person and following any such assignment and/or transfer the Bank shall notify the Borrower of the identity of the assignee or transferee and all references in this Deed to the Bank shall be read and construed as references to the Bank and such assignee and transferee to the extent of their respective interests. In the case of a transfer of the Bank's obligations the Borrower shall look only to the transferee for the performance of the obligations of the Bank transferred. The Bank may disclose to any potential assignee or transferee or any other person with whom the Bank may consider entering into contractual relations in relation to this Deed such information about the Borrower as the Bank shall consider appropriate.


18.       LAW
          ---

18.01 This Deed shall be governed by and construed in accordance with Singapore law.


          IN WITNESS whereof this Deed has been executed.

THE COMMON SEAL of                      )
FOUR MEDIA COMPANY ASIA PTE LTD         )               [SEAL]
was hereunto affixed in the             )
presence of:

/s/ Robert Walston
                                                Director

                                                /s/ J. Schutz

                                                Director

SIGNED SEALED AND DELIVERED by          )
as Attorney for THE HONGKONG AND        )
SHANGHAI BANKING CORPORATION            )
acting under a Power of Attorney        )
dated the day of 11th May 1983          )
(a copy of which was deposited          )       /s/ Lilian Wan
in the Registry, Supreme Court,         )          --------------------
Singapore on the 23rd day of            )                [SEAL]
June 1983 and registered as             )
No. 2654 of 1983) in the                )
presence of:                            )

/s/ Cheng Wei Lin

        I, Marian Sng Su Ying an Advocate and Solicitor of the Supreme Court of the Republic of Singapore practising in Singapore hereby certify that on the 21st day of February 1995 the Common Seal of FOUR MEDIA COMPANY ASIA PTE LTD was duly affixed to the above written instrument at Singapore in my presence in accordance with the regulations of the said Company (which regulations have been produced and shown to me).

Witness my hand.

/s/ Marian Sng

     On this 22nd day of February 1995 before me, Cheng Wei Lin an Advocate and Solicitor of the Supreme Court of the Republic of Singapore practising in Singapore personally appeared "Lilian Yap Ah Wan" the Attorney of THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED who of my own personal knowledge I know to be the identical person whose name "Sgd Lilian Yap Ah Wan" is subscribed to the within written instrument and acknowledged that he had voluntarily executed this instrument at Singapore.

Witnessed my hand.

/s/  Cheng Wei Lin